American Growth Fund, Inc.

Semi Annual Report

Series Two
For six Months ended January 31, 2016

Dear Shareholders:

     I am pleased to deliver to you the American Growth Fund Series Two Annual Report for the six months ending January 31, 2016.

Investment Strategy

     We use a fundamental top down approach to manage your portfolio. First we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current economy. From that, our objective is to choose the best companies in those industries. Many of the stocks in your portfolio are household names that you will easily recognize.

Performance Overview

     Your American Growth Fund Series Two Class E Shares delivered you a (6.18)% return since February 1, 2015 through close of business on January 31, 2016. The Dow Jones Industrial Average posted a loss of (4.07)% since February 1, 2015 through close of business on January 31, 2016 while the S&P 500 posted a loss of (2.74)% since February 1, 2015 through close of business on January 31, 2016. Additional data, including long term performance data, can be found on page 18 of this report. Past performance is no guarantee of future results.

Manager’s Discussion

     The American economy continues to improve, evidenced by the gross domestic product (GDP) increase of 1.0% in the fourth quarter of 2015. This is according to the second estimate released by the Bureau of Economic Analysis1. “The increase in real GDP in the fourth quarter reflected positive contributions from personal consumption expenditures (PCE), residential fixed investment, and federal government spending that were partly offset by negative contributions from exports, nonresidential fixed investment, state and local government spending, and private inventory investment. Imports, which are a subtraction in the calculation of GDP, decreased. With this second estimate for the fourth quarter, the general picture of economic growth remains the same; private inventory investment decreased less than previously estimated.”1 Additionally, we have seen a decrease in unemployment to 4.9%2 in January of 2016 as compared to the February 2015 rate of 5.5%2. This is an improvement of 11%. The Federal Reserve Bank continues to keep policy in place that will stimulate the growth of the economy. As the economy continues to improves, the FED in the past has helped to control inflationary rates so that the US economy will continue its path of recovery. There are still challenges ahead which may dampen our growth rate:

  dollar value against the world currency
  price of oil and how it effects the world economy
  the upcoming elections
  the European economy
  the Chinese economy

     As we look at these indicators of how our economy is doing, we are bullish that we have seen the worst. It is my hope that we will see continued growth in the gross domestic product in the upcoming months.

     While there are still problems that need to be addressed and dealt with, we are confident that the economic issues that present themselves will be correctly managed by our government as well as those of other countries. We feel that problems in the global markets are being managed effectively; nevertheless, we are monitoring these areas closely. World economies, and how they are managed by the governments involved, will help to shape our economy in both the short and long term. I believe that the United States economy is not only recovering but may lead and outperform the overall world economy. There have been some short term corrections in the markets since the first of the year. From July 31, 2015 through the end of day January 31, 2016 the Dow Jones Industrial Average posted loss of (6.92)% while the S&P 500 posted loss of (7.78)%. and adjustments in the overall economy yet to come and the markets may react. Accordingly, in the next 6 months, we may see the markets move to compensate for the world economic environment.

     The position of your portfolio should take advantage of the current economic outlook as well as changes in our domestic policy. Of course this may be adjusted as economic trends emerge. The top three Industries that have attributed the most to the Fund are:

  Internet Information
  Computer Software
  Drug

     My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Timothy Taggart President

American Growth Fund, Inc.
1. http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2. http://data.bls.gov/timeseries/LNS14000000

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS
January 31, 2016 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK

Internet Information 12.62%
Google Inc. Class A*	150	$114,203
(Maintains an index of Web sites and other online content for users, advertisers and
Google network members and other content providers.)
Google Inc. Class C*	150	111,442
(Maintains an index of Web sites and other online content for users, advertisers and
Google network members and other content providers.)
		225,645

Computer Software 12.33%
Microsoft.	4,000	220,360
(Mircosoft Corp. is the largest independent maker of software. It develops and sells software products for a wide range of computing devices.)

Drug 10.94%
Novo Nordisk	3,500	195,545
(A healthcare company, engages in the discovery, development, manufacture and marketing of pharmaceuticals products in Denmark and internationally.)

Chemical (Specialty) 10.61%
NewMarket Corp.	500	189,635
(Engages in the petroleum additives and real estate development businesses.)

Household Product 9.40%
Church & Dwight Co.	2,000	168,000
(With its subsidiaries, develops, manufactures and markets a range of household, personal care and specialty products under various brand names in the United
States and internationally.)

Diversified Machinery 8.45%
3 M Co.	1,000	151,000
(Operates as a diversified technology company worldwide.)

Personal Computer 7.63%
Apple Inc.	1,400	136,276
(With subsidiaries, designs, manufactures, and markets mobile communication and media devices, personal computers, and portable digital music players, sells related software, services, peripherals, networking solutions, and third-party digital content and applications worldwide.)

*Non-income producing security
See accompanying notes to financial statements.

Series Two – Page 3

How American Growth Fund, Inc. Series Two
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
January 31, 2016 (unaudited)

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Restaurant 5.67%
YUM! Brands, Inc.	1,400	$101,318
(With its subsidiaries, operates as a quick service restaurant company in the United
States and internationally.)

Auto 5.34%
Ford Motor Co.	8,000	95,520
(Primarily develops, manufactures, distributes and services vehicles and parts worldwide.)

Credit Services 5.01%
Credit Acceptance Corp.*	500	89,480
(Provides auto loans to consumers primarily in the United States.)

Jewelry Stores 5.00%
Tiffany & Co.	1,400	89,376
(Through its subsidiaries, engages in the design, manufacture, and retail of fine jewelry worldwide.)

Biotechnology 4.64%
Gilead Sciences Inc.	1,000	83,000
(A biopharmaceutical company, engages in the discovery, development and commercialization of therapeutics for the treatment of life threatening diseases worldwide.)

Total Investments, at Market Value (cost $976,936)	97.64%	1,745,155
Other Assets, Less Liabilities	2.36%	42,266
Net Assets	100.00%	$1,787,421

*Non-income producing security
See accompanying notes to financial statements

Series Two – Page 4

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENT OF ASSETS AND LIABILITIES, January 31, 2016 (unaudited)

ASSETS:
Investments, at market value (cost $976,936)	$1,745,155
Cash	40,712
Receivable for securities sold	0
Receivables:
Dividends and interest	3,844
Total assets	1,789,711
LIABILITIES:
12b-1 fees	786
Management fee	1,504
Total liabilities	2,290
NET ASSETS	$1,787,421
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,056,529
Accumulated net investment loss	(54,145)
Accumulated net realized gain from investment transactions	16,818
Net unrealized appreciation of investments	768,219
Net assets	$1,787,421
NET ASSET VALUE PER SHARE:
Class E Shares:
Net asset value and redemption price per share (based on net assets of	$10.77
$1,219,963 and 113,319 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$11.43
offering price)
Class F Shares:
Net asset value, redemption price and offering price per share (based on net assets of	$10.41
$567,457 and 54,513 shares of beneficial interest outstanding)

See accompanying notes to financial statements.

Series Two – Page 5

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES TWO

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED January 31, 2016 (unaudited)

INVESTMENT INCOME:
Dividends (Net of $0 foreign withholding tax)	$19,074
Total investment income	19,074

EXPENSES:
Investment advisory fees (Note 4)	9,742
Administration expenses (Note 4)	16,375
Transfer agent, shareholder servicing and data processing fees (Note 4)	1,911
Accounting Fees (Note 4)	15,000
Rent expense (Note 4)	10,158
Custodian fees	2,669
Professional fees	8,729
Registration and filing fees(Note 1):	576
Shareholder Reports	166
Distribution and service fees (Note 4):
Class E	1,966
Class F	3,188
Directors fees (Note 4)	2,247
Other expenses	492
Total expenses	73,219
Net investment loss	(54,145)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments	65,535
Net change in unrealized depreciation on investments	(273,965)
Net loss on investments	(208,430)
Net decrease in net assets resulting from operations	$(262,575)

See accompanying notes to financial statements.

Series Two – Page 6

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES TWO
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015
	(unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(54,145)	$(124,556)
Net realized gain (loss) on investments	65,535	103,641
Net change in unrealized appreciation/depreciation on investments.	(273,965)	212,047
Net increase (decrease) in net assets resulting from operations	(262,575)	191,132

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E	(78,745)	(240,448)
Class F	(47,591)	(88,327)
Net change in net assets derived from beneficial interest
transactions	(126,336)	(328,775)
Total increase	(388,911)	(137,643)
Net Assets - Beginning of year	2,176,332	2,313,975
Net Assets - End of year1	$1,787,421	$2,176,332
[1] Includes net investment loss	(54,145)	0.00

See accompanying notes to financial statements.

Series Two – Page 7

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES TWO

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the six months ended January 31, 2016, aggregated $0 and $185,556, respectively.
3. Annualized.
4. Not annualized.
5. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.

Series Two – Page 8

Notes to Financial Statements

American Growth Fund, Inc. Series Two (unaudited)

1. Summary of Significant Accounting Policies

American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The Fund offers Class E and Class F shares. Class E has a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class F has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2012-2013 and expected to be taken in the Fund's 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are: Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Series Two – Page 9

Notes to Financial Statements

American Growth Fund, Inc. Series Two (unaudited)

The following is a summary of the inputs used, as of January 31, 2016, in valuing the Fund’s assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$1,745,155	0	0	$1,745,155

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the six months ended January 31, 2016. Transferred are recognized at the end of the reporting period.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the six months ended			For the year ended
		January 31, 2016		July 31, 2015
	Shares	Amount	Shares	Amount
Class E:
Sold	124	$1,406	245	$2,901
Dividends and distributions
reinvested	-	-	-	-
Redeemed	(6,960)	(80,151)	(20,549)	(243,349)
Net decrease	(6,836)	$(78,745)	(20,304)	$(240,448)
Class F:
Sold	28	$300	471	$5,438
Dividends and distributions
reinvested	-	-	-	-
Redeemed	(4,299)	(47,891)	(7,956)	(93,765)
Net (decrease) increase	(4,271)	$(47,591)	(7,485)	$(88,327)

3. Realized and Unrealized Gains and Losses on Investments

The identified tax cost basis of investments at January 31, 2016 was $976,936. Net unrealized depreciation on investments of $768,219, based on identified tax cost as of January 31, 2016, was comprised of gross appreciation of $783,721 and gross depreciation of $15,502.

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively. For the six months ended January 31, 2016 commissions and sales charges paid by investors on the purchase of Fund shares totaled $21 of which $8 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class F shares totaled $3.

For the six months ended January 31, 2016, WCB received contingent deferred sales charges of $6 upon redemption of Class F shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.

Certain officers of the Fund are also officers of WCB and IRC. For six months ended January 31, 2016, the Fund paid directors' fees and expenses of $2,247.

For the six months ended January 31, 2016, under an agreement with IRC, the Fund was charged $16,375 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $10,158 by an affiliated company of IRC for the rental of office space.

Series Two – Page 10

Notes to Financial Statements

American Growth Fund, Inc. Series Two (unaudited)

Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s fund accountant and, in that capacity, performs daily pricing and various other accounting services for the Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund’s transfer agent and dividend disbursing agent. For the six months ended January 31, 2016, the Fund incurred $15,000 and $1,911 in accounting and transfer agent fees, respectively. A Director of the Fund serves as Treasurer and Director of Commonwealth Shareholder Services, Inc.

5. Federal Income Tax Matters

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

As of July 31, 2015 the components of accumulated gains on a tax-basis were as follows:

Unrealized appreciation	142,184
Capital loss carryforward	(48,717)
993,467

As of July 31, 2015, the Fund had capital loss carryforwards of $48,717 which do not expire. These capital loss carryforwards retain their original character of $48,717 short term loss.

6. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company’s Expenses – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expense are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the six months ended January 31, 2016 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $5,015, Investment Research Corporation $87,616, and AGF Properties, Inc. $81,193, for services they provided to the Trust and its shareholders. These payment resulted in these affiliated companies earning profits totaling World Capital Brokerage, Inc. $902, Investment Research Corporation $3,936 and AGF Properties, Inc. $(3,361).

Series Two – Page 11

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class E shares or contingent deferred sales charges ("CDSC") with respect to Class F shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 01, 2015 and held for the six months ended January 31, 2016.

Actual expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the year".

For the six months ended January 31, 2016

	Actual
	Total Return
	Without	Beginning	Ending	Expenses
	Sales	Account	Account	Paid During
	Charges(1)	Value	Value	The Year(2)
Class E	(12.30)%	$1,000.00	$807.95	$69.05
Class F	(12.67)%	$1,000.00	$797.60	$75.70

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class E shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class F Shares. Total return is annualized.

(2) Expenses are equal to the annualized expense ratio of 7.87% and 8.67% for the Fund’s Class E and F shares, respectively, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical example for comparison purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class F shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the six months ended January 31, 2016

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	The year(1)
Class E	5.00%	$1,000.00	$944.48	$80.72
Class F	5.00%	$1,000.00	$936.44	$88.87

(1) Expenses are annualized expense ratio of 7.87% and 8.67% for the Fund’s Class E and F shares, respectively, multiplied by 184/365 (to reflect the one-half year period).

Series Two – Page 12

Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)
January 31, 2016
Sector Breakdown

Internet Information	12.62%
Computer Software	12.33%
Drug	10.94%
Chemical (Specialty)	10.61%
Household Product	9.40%
Diversified Machinery	8.45%
Personal Computer	7.63%
Restaurant	5.67%
Auto	5.34%
Credit Services	5.01%
Jewelry Stores	5.00%
Biotechnology	4.64%
Investments - Common Stocks	97.64%
Cash and Receivables, less Liabilities	2.36%
Total Net Assets	100.00%

NOTICE TO SHAREHOLDERS at January 31, 2016 (Unaudited) How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-800-525-2406.

Series Two – Page 13

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.

The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Series Two – Page 14

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Series Two – Page 15

Englewood, CO DOB: July 4, 1927					
Dr. Brian Brody*, 6901 S. Pierce St. Suite 380, Littleton, CO DOB: September 23, 1952	Director	Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director	Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Peter McKown, 2800 S. University Blvd, #194, Denver, CO DOB: June 14, 1958	Director	Since December 2015	Senior Advisor for Prince Street Capital Management LLC., Senior Partner of Prince Street Capital Management LLC	2	Prince Street International Ltd., Prince Street Fund Ltd., Prince Street Opportunities Ltd., PS Opportunities Offshore Ltd., Prince Street Institutional Ltd., PS Institutional Offshore Ltd., Prince Street Latin America Ltd., PS Latin America Offshore Ltd., Prince Street (India) Fund Pte Ltd., Prince Street Capital Management Pte Ltd.
Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart, John Pasco III and Gerald Opalinski are "interested persons” of the Fund as defined by the Investment Company Act of 1940 because of the following position which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.

Series Two – Page 16

John Pasco III is the President of Commonwealth Fund Services, Inc., the Company´s transfer agent and accounting service agent.

Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 16, 2015, the board of trustees (the “Board”) considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) with Investment Research Corp. (the “Advisor”) pertaining to the American Growth Fund (the “Fund”) for a period beginning November 16, 2015. Prior to the meeting, the Board had received detailed information from the Advisor regarding the Fund. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.	The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. A general full and careful discussion was held between Fund management, and members of the Audit Committee and the Board, including all of the Independent Directors, concerning, amongst other things, evaluating the fees and the effects of these fees on the Fund Shareholders, the nature and quality of service provided to the Fund and its Shareholders, experience, performance and quality of the Fund’s staff, the profits of IRC and affiliated companies, collateral benefits realized by Investment Research Corporation, economies of scale and how the Fund’s fee structure compares to other mutual funds.
2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, in comparison to the Standard and Poors 500 and in comparison to its peers.
3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board held a discussion and concluded that based on past performance and the Advisor´s commitment to the betterment of the Fund that the fees and expenses associated with the Advisor were acceptable.
The Board concluded that the advisory fees are at an acceptable level and within a range of what could have been negotiated at arm’s length, are appropriate, fair and reasonable in light of the Fund’s comparative performance and expenses and that there is value in the advisory services rendered by IRC to the Fund.
4.	Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund´s expense ratio begins to show signs of reduction. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased..
5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board considered the 12b-1 fees paid to the Advisor and to affiliates for the sale and distribution of shares and shareholder service fees paid to the advisor and underwriter as well as other fees paid to affiliates. After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement. The Board based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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HYPOTHETICAL PERFORMANCE CHARTS (unaudited)

The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Value Line Composite Index. Returns reflect a sales load for Class E while Class F is without a sales load.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

American Growth Fund Returns

On 2/23/2011, the Fund introduced a new Series consisting of Class E and Class F shares. Class E shares are subject to a maximum front-end sales charge of 5.75%, Class F shares are subject to a maximum contingent deferred sales charge of 5%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares and 1% of its average daily net assets of its Class F shares. The total annual fund operating expense ratios for Class E is 7.87% and for Class F is 8.67%. The investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 01/31/2016.

For current month-end performance figures please call 1-800-525-2406.

Series Two	One Year	Since Inception (February 23, 2011)
Class E without load	(6.18)%	1.52%
Class E with load*	(11.58)%	0.30%
Class F without load	(6.80)%	0.83%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

Series Two – Page 19

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart	President and Director
Eddie R. Bush	Director
Harold Rosen	Director
John Pasco III	Director
Dr. Brian Brody	Director
Mark Bomber	Director
Gerald Opalinski	Director
Darrell E. Bush	Director
Patricia A. Blum	Vice President
Michael L. Gaughan	Chief Compliance Officer and Secretary

INVESTMENT ADVISORS

Investment Research Corporation
1636 Logan Street
Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart	President, Treasurer, and Director
Michael L. Gaughan	Vice President, Secretary and Director
Patricia A. BLum	Vice President

3/2016